                                                                    Exhibit 24.1

CONFORMED

                              POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints John P. Mulkerin and Christopher P. Martin as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion on Form AC and the Form S-1 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and things requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion on Form AC and the Form S-1 Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                                DATE
     ----                                                ----


   /s/ John P. Mulkerin                                  December 19, 1997
-----------------------------------------
John P. Mulkerin
President, Chief Executive Officer
and Director
(principal executive officer)
First Source Bancorp, Inc.

President, Chief Executive Officer, General Counsel and Director
(principal executive officer)
First Savings Bank, SLA


   /s/ Christopher P. Martin                             December 19, 1997
-----------------------------------------
Christopher P. Martin
Executive Vice President,
Chief Financial Officer and Director
(principal financial and accounting officer)
First Source Bancorp, Inc.

Executive Vice President, Chief
Financial Officer and Chief Operating Officer and Director
(principal accounting and financial officer)
First Savings Bank, SLA

   /s/ Walter K. Timpson                            December 19, 1997
----------------------------------------
Walter K. Timpson
Chairman of the Board
First Source Bancorp, Inc.

Chairman of the Board
First Savings Bank, SLA


 /s/ Donald T. Akey, M.D.                           December 19, 1997
----------------------------------------
Donald T. Akey, M.D.
Director
First Source Bancorp, Inc.

Director
First Savings Bank, SLA


 /s/ Harry F. Burke                                 December 19, 1997
----------------------------------------
Harry F. Burke
Director
First Source Bancorp, Inc.

Director
First Savings Bank, SLA


 /s/ Keith H. McLaughlin                            December 19, 1997
----------------------------------------
Keith H. McLaughlin
Director
First Source Bancorp, Inc.

Director
First Savings Bank, SLA


 /s/ Philip T. Ruegger, Jr.                         December 19, 1997
----------------------------------------
Philip T. Ruegger, Jr.
Director
First Source Bancorp, Inc.

Director
First Savings Bank, SLA


 /s/ Jeffries Shein                                 December 19, 1997
----------------------------------------
Jeffries Shein
Director
First Source Bancorp, Inc.

Director
First Savings Bank, SLA